                        [AIM LOGO APPEARS HERE]


                        AIM TAX-EXEMPT BOND FUND
                        OF CONNECTICUT

                        SEMIANNUAL REPORT             SEPTEMBER 30, 1997

                    ---------------------------------------

                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                          For shareholders who seek

                            to earn a high level

                              of current income

                             that is free of both

                       federal and Connecticut taxes.

                    ---------------------------------------



ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, performance reflects the maximum 4.75% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    As the reporting period ended September 1997, the market
    [PHOTO OF       environment continued to be favorable for fixed-income
    Charles T.      investments. The course was not smooth;indeed, bond markets
      Bauer,        fluctuated widely during the six-month reporting period amid
   Chairman of      concerns that vigorous economic growth might accelerate
   the Board of     inflation. Only after subsequent reports indicated that
     THE FUND,      economic growth had moderated and that inflation was still
  APPEARS HERE]     low did bond markets recover.
                       On the following pages, your Fund's portfolio management
                    team offers a complete discussion of recent market activity and how the Fund was affected. They also discuss the Fund's portfolio strategy, why they believe the portfolio is well-positioned for attractive current income, and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.
   The point we want to emphasize most is that market volatility has become the norm rather than the exception. Those of you who are long-time investors, and those who are new shareholders in The AIM Family of Funds--Registered Trademark--, should recognize that periods of falling prices in both stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
   That's why it is a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification, for example, can help you cushion the effects of volatility and reduce your risk exposure in any type of security.
   In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
   It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance earlier in the reporting period was driven by concerns about the possibility of rising inflation. Yet, no evidence of significant inflation has materialized.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                         ------------------------------

                          In rapidly changing markets,

                             you need an investment

                           professional on your side

                                who can explain

                         what is happening and how your

                           portfolio may be affected.

                         ------------------------------

The Managers' Overview

MUNICIPAL BONDS WEATHER STORMY MARKET, PROVIDE SOLID INCOME

A roundtable discussion with the Fund management team for AIM Tax-Exempt Bond Fund of Connecticut for the six-month period ended September 30, 1997.
--------------------------------------------------------------------------------

Q. IT WAS A TURBULENT SIX MONTHS FOR THE BOND MARKET. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The period was indeed marked by frequent and often dramatic fluctuations in the bond market. On August 8, 1997, for example, the yield on the benchmark 30-year U.S. Treasury bond rose 14 basis points (a basis point is one one-hundredth of 1%) while on September 16, it dropped 17 basis points--its second-largest, single-day decline in the 1990's. Despite the volatility, however, your Fund continued to provide attractive current income, exempt from federal and Connecticut state income taxes, while maintaining relative share-price stability.
       As of September 30, 1997, the Fund's 30-day distribution rate at net asset value was 5.01%. Translated into its taxable equivalent, the Fund's 30-day distribution rate at net asset value was 8.69%, assuming the highest marginal federal tax rate of 39.6% and the Connecticut rate of 4.5%. The Fund's 30-day yield, as defined by the SEC, was 3.89%, when calculated at maximum offering price. Its 30-day taxable-equivalent yield was 6.74%, assuming the highest marginal federal tax rate of 39.6% and the Connecticut rate of 4.5%. Six-month total return was 4.84%.
       Net asset value per share remained within a relatively narrow range of $10.73 to $11.05, thus continuing the Fund's history of relative price stability as illustrated by the accompanying chart.

Q. WHAT IGNITED THE VOLATILITY IN THE BOND MARKET?

A. Investors were concerned that the rapidly growing economy would prompt the Federal Reserve Board (the Fed) to tighten monetary policy to keep inflation in check and that perpetuated volatility. However, inflation remained modest despite strong economic growth. For the 12-month period ended September 30, 1997, consumer prices rose just 2.2%, compared to a 3.3% increase for all of 1996. The absence of inflationary pressures caused the Fed to leave interest rates unchanged during the reporting period.

Q. WHAT WAS THE IMPACT OF THE LOW-INFLATION ENVIRONMENT ON THE BOND MARKET?

A. Generally, it was positive. After a selloff in the first half of April, the bond market staged a strong rally that persisted through the end of July. The rally was interrupted in August when inflation concerns resurfaced, sending bond prices lower and yields higher. But the market recouped most of its late-summer losses in September amid mounting evidence that inflation was not a serious threat. The rally in the bond market was reflected in the yield on the 30-year U.S. Treasury bond which fell from 7.10% at the beginning of the reporting period to 6.40% at its close.

Q. HOW DID MUNICIPAL BONDS PERFORM DURING THE REPORTING PERIOD?

A. The municipal bond market tended to reflect trends in the U.S. Treasury security market. However, price and yield swings were less pronounced in the municipal bond market than in the U.S. Treasury security market. Consequently, municipal bonds tended to be more stable in value in the volatile market environment.
      A continuing lack of new issues also enhanced the relative price stability of municipal bonds. One of the factors contributing to the new issue shortage has been the healthy economy, which has bolstered the tax receipts of state and

================================================================================
TOP FIVE BOND HOLDINGS
--------------------------------------------------------------------------------
As of 9/30/97, based on total net assets

                                          Coupon          Maturity           %
<S >
1.  Connecticut State Special              6.50%          10/01/12          4.49
    Tax Obligation

2.  Connecticut Development Authority      7.25%          10/15/15          4.43
    Pollution Control

3.  Connecticut Health and Educational     6.875%         07/01/09          4.01
    Facilities Authority

4.  Connecticut State Special              6.80%          06/01/03          3.61
    Tax Obligation

5.  Connecticut State Housing              6.30%          11/15/17          3.53
    Finance Authority
================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

================================================================================
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As of 9/30/97, based on total assets

General Obligation Bonds   32%
Revenue Bonds              68%

Number of Holdings         64
Average Maturity           11.6 Years
Duration                    4.1 Years
================================================================================

   local governments and made it less necessary for these entities to issue new municipal bonds.

Q. HOW DID YOU TAKE ADVANTAGE OF MARKET TRENDS?

A. We maintained our emphasis on revenue bonds whose creditworthiness tends to be less sensitive to the political environment than general obligation bonds. Revenue bonds are paid off with funds generated by various projects while general obligation bonds are paid off with tax dollars. State and local governments are finding it increasingly difficult to raise taxes to support the issuance of general obligation bonds because of taxpayer opposition.
      As of September 30, 1997, the Fund was 68% invested in revenue bonds and 32% invested in general obligation bonds. The Fund had a weighted average maturity of 11.6 years and a duration of 4.1 years. Funds with shorter duration and weighted average maturity tend to be less sensitive to market fluctuations.

Q. DID YOU CONTINUE TO EMPHASIZE HIGHER-QUALITY MUNICIPAL BONDS IN THE
   PORTFOLIO?

A. Yes, we continued our focus on higher-quality issues with good liquidity. During the reporting period, we observed that the yield differentials between higher- and lower-quality bonds were unusually narrow. Consequently, there was little advantage in assuming greater risk by holding lower-rated bonds when their yields were not significantly greater than higher-quality issues.
      As of September 30, 1997, approximately 43% of the portfolio's holdings were securities rated AAA, and 93% of the portfolio securities were rated A or better. Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasuries --comprised about 36% of the portfolio.
      The Fund had an average portfolio quality rating of AA-/Aa- as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc., two widely known credit rating agencies. S&P and Moody's ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

Q. ISN'T THE FUND ALSO MANAGED FOR TAX EFFICIENCY?

A. Yes, we make every effort to avoid transactions that would result in capital gains that are not offset by capital losses. For more than four years, the Fund has paid no taxable capital gains distributions or ordinary income distributions.

CALCULATING YOUR TAXABLE-EQUIVALENT DISTRIBUTION RATE AND YIELD

In this report, we discuss your Fund's taxable-equivalent distribution rate and yield. These figures represent the annualized distribution rate and yield a taxable bond fund would have to provide to equal the distribution rate and yield of your tax-exempt Fund.
   It's easy to calculate the taxable-equivalent yield and distribution rate of a municipal bond fund. Simply divide the fund's tax-free distribution rate and/or yield by 1 minus your federal income tax bracket, then by 1 minus your Connecticut state income tax bracket. If you are in the 28% federal income tax bracket and the 4.5% Connecticut state income tax bracket and the tax-free distribution rate of your Fund is 5.0%, you would use the following formula to determine your taxable equivalent distribution rate.

              5.0% divided by (1 - 0.28) divided by (1 - 0.045)=

                  5.0% divided by (0.72) divided by (0.955)=

                            7.3% Taxable-Equivalent

                               Distribution Rate

   In this example, a tax-exempt bond fund with a 5.0% distribution rate would be equal to a taxable bond fund with a 7.3% distribution rate if you are in the 28% federal income tax bracket and the 4.5% Connecticut state income tax bracket.

                    -------------------------------------

                    We don't expect the Taxpayers' Relief

                      Act to diminish the popularity of

                      municipal bonds as an attractive

                            tax-free investment.

                    -------------------------------------

Q. WHAT IMPACT DO YOU EXPECT THE TAXPAYERS' RELIEF ACT OF 1997 TO HAVE ON THE MUNICIPAL BOND MARKET?

A. We don't expect the Taxpayers' Relief Act to diminish the popularity of municipal bonds as an attractive tax-free investment. While the act creates the new Roth Individual Retirement Account, which will also pay tax-free distributions, only individuals earning less than $110,000 annually in adjusted gross income will be eligible to invest in Roth IRAs. For couples, the phase-out occurs when annual adjusted gross income is between $150,000 and $160,000. Moreover, the yearly contribution an individual investor will be able to make to a Roth IRA will be limited to $2,000.
      The act may lead to a slight increase in municipal bond supply as it removes the limits on the amount of tax- exempt bonds private colleges and other non-hospital 501(c)(3) organizations can issue.

Q. DO YOU EXPECT THE TAX CODE TO BE SIMPLIFIED?

A. Simplification of the tax code is likely to be a key issue in the 1998 election campaign with much of the attention focusing on two far-reaching proposals: a flat tax and a national sales tax. We believe the prospects that either of these plans will be adopted are fairly remote for a number of reasons. For one, both plans would eliminate most tax writeoffs--a move that would likely generate strong opposition.
      If there is a more modest simplification of the tax code, we don't expect municipal bonds to lose their tax- exempt status. If municipal bonds were subject to federal taxes like other fixed-income securities, their interest rates would have to be higher than their current levels to attract potential buyers. That would mean that state and local governments might have to raise taxes to support bond issues. We don't believe Washington would put state and local governments in such a predicament at a time when more and more spending responsibilities are being shifted to the state and local levels.

Q. WHAT IS YOUR MARKET OUTLOOK?

A. As 1997 draws to a close, economic growth appears to be moderating and inflation remains low. In Connecticut, the General Assembly has approved cuts in state taxes and the economy continues to recover from the 1989 recession. Such an environment, if it persists, should prove beneficial for municipal bonds and other investments.
      In October, shortly after the reporting period ended, Fed Chairman
   Alan Greenspan raised the specter of an interest-rate hike by suggesting in congressional testimony that economic growth had been on an "unsustainable track" and that financial markets reflected an "optimistic outlook." Later in the month, world financial markets were jolted by currency devaluations in Southeast Asia and a dramatic decline in equity markets both here and abroad. The consensus of market watchers was that this market turmoil probably had significantly reduced any potential near-term rate hike, as the Fed would probably not take any action that could destabilize the markets further.
      Regardless of market and interest-rate trends, we will continue to manage your Fund to provide attractive current income, exempt from federal and Connecticut state taxes, while maintaining relative stability of net asset value.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
As of 9/30/97, including sales charges

Inception (10/3/89)         6.67%

5 Years                     5.15%

1 Year                      2.12%*

*7.23% excluding sales charges

================================================================================

================================================================================
History of Net Asset Value Stability
--------------------------------------------------------------------------------
10/3/89 - 9/30/97
10       10/3/89         10.55    6/92          10.71    3/95
10.05    10/89           10.66    9/92          10.77    6/95
9.99     3/90            10.65    12/92         10.86    9/95
10.03    2/90            10.88    3/93          11.01    12/95
9.77     9/90            11.08    6/93          10.81    3/96
10.07    12/90           11.33    9/93          10.76    6/96
10.11    3/91            11.29    12/93         10.8     9/96
10.19    6/91            10.69    3/94          10.88    12/96
10.4     9/91            10.63    6/94          10.77    3/97
10.52    12/91           10.58    9/94          10.9     6/97
10.31    3/92            10.34    12/94         11.01    9/97

Source: Towers Data Systems HYPO --Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.
================================================================================


                                                               For Consideration

MARKETS LOOK TO INDICATORS TO SEE WHICH WAY THE ECONOMIC WIND BLOWS

Every month, the government releases reports of key economic indicators--the harbingers of the business cycle considered so vital to financial markets. Have you ever wondered why economic indicators are so important? We asked Gary Beauchamp, AIM's Economic Strategist, to discuss a few widely followed indicators that may be of interest to investors.

GROSS DOMESTIC PRODUCT (GDP)

GDP measures the final output of goods and services produced in the United States in one year, which makes it the broadest measure of economic performance. Initial estimates are released about a month after the close of each quarter.
   Financial markets react strongly to the GDP number because it indicates the pace of economic activity. For instance, if the GDP is growing at a faster rate than in previous periods, it's an indication that the economy may be heating up. Rapid growth strains the economy, and that drives up prices and interest rates. The resulting inflation erodes corporate profits and the value of financial securities. Conversely, growth that is too slow causes prices and profits to fall, and that drives up unemployment and dries up demand.

EMPLOYMENT DATA

When the various economic indicators are mixed, many analysts consider employment data to be the most important. An increase in employment, a decrease in initial jobless claims, or a decrease in unemployment can bode well for the economy. However, an unexpectedly large surge in employment, such as the non-farm payroll figures reported last February and March, can signal the potential for inflation.

INDUSTRIAL PRODUCTION AND CAPACITY UTILIZATION

Monthly industrial production and capacity utilization indicators report the efficiency of economic productivity. The index of industrial production measures changes in the output of the mining, manufacturing, and gas and electric utilities sectors of the economy. Capacity utilization is the rate at which industrial production sectors operate--it is an indicator of industry's current physical limits.
   Together, these indicators can reveal expansion or contraction in the economy before the GDP. High levels are positive; but maximum levels of industrial production and capacity utilization can indicate inordinate strain on the economy, which can lead to inflation. Conversely, low levels of capacity utilization often generate increased productivity efficiency, and that can signal an upturn in the economy from recession.

HOUSING STARTS

Released monthly by the U.S. Department of Commerce, the housing starts figure is an estimate of the number of new homes and apartments under construction within a stated period. The housing starts figure is sensitive to changes in interest rates and reported levels of new home sales--another indicator of consumer confidence. When consumers feel secure about the direction of the economy, they are more likely to make long-term financial commitments like home mortgages. Conversely, housing starts tend to fall well before the onset of recession. One of the most volatile indicators, housing start figures often vary widely from month to month and are sometimes substantially revised.

INDEX OF LEADING ECONOMIC INDICATORS

The U.S. Commerce Department tracks the performance of the economy by measuring changes in the business cycle--the alternating progression of the economy from periods of expansion when business is growing to periods of contraction when business activity slows and unemployment increases.
   Every month, the Commerce Department compiles its composite index of leading economic indicators. Leading indicators are those factors that have shown the tendency to signal change before the economy makes a major turn. The index measures changes in such factors as stock prices, new orders for durable goods, contracts and orders for plant and equipment, and average weekly claims for state unemployment compensation. Positive changes in the index signal improvement in the economy. Negative changes are understood to be warnings that the economy might contract.

                               [ILLUSTRATION]

"The composite index of leading economic indicators is not the square root of the universe. There is no single index or formula that provides all the answers to the problems of business forecasting."

Michael B. Lehman, The Business One Irwin Guide to Using The Wall Street
Journal

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1997
(UNAUDITED)

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
MUNICIPAL OBLIGATIONS-98.39%

EDUCATION-11.12%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University); Series F RB
  6.875%, 07/01/09          BBB+   Baa1     $  1,475   $ 1,552,378
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Quinnipiac College); RB
  4.90%, Series D,
  07/01/98                  BBB-   -             100       100,108
------------------------------------------------------------------
  7.25%, Series 1989 B,
    07/01/99(b)(c)          AAA    NRR           450       482,922
------------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)        AAA    Aaa           335       354,169
------------------------------------------------------------------
Connecticut Regional
  School District No. 5
  (Towns of Bethany,
  Orange and Woodbridge);
  1993 Issue GO
  5.50%, 02/15/07(d)        AAA    Aaa           500       529,235
------------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)        -      A1          1,240     1,290,418
------------------------------------------------------------------
                                                         4,309,230
------------------------------------------------------------------

ELECTRIC-5.97%

Connecticut Development
  Authority (Connecticut
  Power & Light Co.);
  Series 1993 A PCR
  4.00%, 09/01/28(f)(g)     A-1+   VMIG-1        595       595,000
------------------------------------------------------------------
Connecticut Development
  Authority (New England
  Power Co.); Series 1985
  Fixed Rate PCR
  7.25%, 10/15/15           A      A2          1,600     1,717,024
------------------------------------------------------------------
                                                         2,312,024
------------------------------------------------------------------

GENERAL OBLIGATION-12.30%

Bridgeport (Town of),
  Connecticut; Series A
  Unlimited GO
  6.00%, 09/01/06(d)        AAA    Aaa           875       963,681
------------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax GO
  5.50%, 05/01/06(d)        AAA    Aaa           250       265,425
------------------------------------------------------------------
  5.70%, 05/01/08(d)        AAA    Aaa           250       268,693
------------------------------------------------------------------
Chester (Town of),
  Connecticut; Series 1989
  GO
  7.00%, 10/01/05           -      A             190       202,027
------------------------------------------------------------------
Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)     NRR    NRR           480       526,507
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE

GENERAL OBLIGATION-(CONTINUED)

Connecticut (State of)
  (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A,
    03/01/01(b)(c)          NRR    NRR     $    200   $   219,378
-----------------------------------------------------------------
  6.50%, Series 1992 A,
    03/15/02(b)(c)          NRR    NRR          300       331,170
-----------------------------------------------------------------
Mansfield (City of),
  Connecticut; Series 1990
  GO
  6.00%, 06/15/07           -      A1           100       109,454
-----------------------------------------------------------------
  6.00%, 06/15/08           -      A1           100       109,328
-----------------------------------------------------------------
  6.00%, 06/15/09           -      A1           100       110,450
-----------------------------------------------------------------
New Britain (City of),
  Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)        AAA    Aaa          400       443,072
-----------------------------------------------------------------
North Canaan (City of),
  Connecticut; Series 1991
  GO
  6.50%, 01/15/08           -      A            125       142,294
-----------------------------------------------------------------
  6.50%, 01/15/09           -      A            125       142,399
-----------------------------------------------------------------
  6.50%, 01/15/10           -      A            125       142,289
-----------------------------------------------------------------
  6.50%, 01/15/11           -      A            125       141,984
-----------------------------------------------------------------
Somers (City of),
  Connecticut; Series 1990
  Various Purpose GO
  6.00%, 12/01/10           -      A1           190       209,887
-----------------------------------------------------------------
Westbrook (City of),
  Connecticut; Series 1992
  GO
  6.40%, 03/15/10(d)        AAA    Aaa          380       437,635
-----------------------------------------------------------------
                                                        4,765,673
-----------------------------------------------------------------

HEALTH CARE-13.39%

Connecticut Health and
  Education Facilities
  Authority
  (Bridgeport Hospital);
  1992 Series A RB
  6.625%, 07/01/18(d)       AAA    Aaa          500       542,685
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Capital Asset);
  Series 1989 B RB
  7.00%, 01/01/00(f)        A      A1           200       210,454
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Danbury Hospital); 1991
  Series E RB
  6.50%, 07/01/14(d)        AAA    Aaa          750       808,657
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Middlesex Hospital);
  1992 Series G RB
  6.25%, 07/01/12(d)        AAA    Aaa        1,100     1,181,510
-----------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE

HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority
  (New Britain Memorial
  Hospital); Series 1991 A
  RB
  7.75%, 07/01/22           BBB-   -       $    500   $   548,585
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(d)        AAA    Aaa        1,000     1,048,110
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New
  Haven Hospital); Series
  1990 F RB
  7.10%, 07/01/00(b)(c)     AAA    Aaa          775       849,206
-----------------------------------------------------------------
                                                        5,189,207
-----------------------------------------------------------------

HOUSING-14.07%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  7.00%, Series 1991 A-1,
    11/15/09                AA     Aa           450       482,414
-----------------------------------------------------------------
  6.55%, Series 1991 C,
    Sub-Series C-3,
    11/15/13                AA     Aa           310       331,455
-----------------------------------------------------------------
  7.00%, Series C,
    11/15/99(e)             AA     Aa           320       332,678
-----------------------------------------------------------------
Connecticut (State of)
  (Housing
  Mortgage Finance Program); RB
  6.00%, Series 1993 E-1,
  05/15/17                  AA     Aa           675       702,182
-----------------------------------------------------------------
  5.95%, Series E-1,
    05/15/17                AA     Aa           500       525,715
-----------------------------------------------------------------
  6.30%, Series C-1,
    11/15/17                AA     Aa         1,270     1,368,806
-----------------------------------------------------------------
  6.25%, Series C-2,
    11/15/18                AA     Aa           750       802,200
-----------------------------------------------------------------
  6.70%, Series C-2,
    11/15/22(e)             AA     Aa           380       403,541
-----------------------------------------------------------------
  5.85%, Series C-2,
    11/15/28(e)             AA     Aa3          500       506,025
-----------------------------------------------------------------
                                                        5,455,016
-----------------------------------------------------------------

LEASE RENTAL-1.11%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  1991 Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/10(d)        AAA    Aaa          400       431,044
-----------------------------------------------------------------

RESOURCE RECOVERY-5.80%

Connecticut State Resource
  Recovery Authority
  (American Ref-Fuel
  Co.-Southeastern
  Connecticut Project);
  Series 1988 A RB
  8.00%, 11/15/15(e)        AA-    Baa1         500       533,025
-----------------------------------------------------------------
Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B,
    01/01/04                A      A            670       684,653
-----------------------------------------------------------------
  7.625%, Project A,
    01/01/09                A      A          1,000     1,032,040
-----------------------------------------------------------------
                                                        2,249,718
-----------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE

TRANSPORTATION-21.23%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  5.10%, Series 1992 B,
    09/01/99                AA-    A1       $  1,000   $ 1,018,160
------------------------------------------------------------------
  6.25%, Series 1991 B,
    10/01/01(b)(c)          NRR    Aaa         1,000     1,092,760
------------------------------------------------------------------
  6.80%, Series A,
    06/01/03(b)(c)          NRR    NRR         1,250     1,400,788
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/10                AA-    A1            530       611,906
------------------------------------------------------------------
  4.10%, Series 1990 I,
    12/01/10(f)(g)          A-1+   VMIG-1        795       795,000
------------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  5.90%, Series 1991 B,
    10/01/99                AA-    A1          1,000     1,034,710
------------------------------------------------------------------
  6.80%, Series 1989 C,
    12/01/99(b)(c)          AAA    NRR           500       538,070
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/12                AA-    A1          1,500     1,738,845
------------------------------------------------------------------
                                                         8,230,239
------------------------------------------------------------------

WATER & SEWER-9.41%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982 Refunding
  PCR
  6.55%, 02/15/13           AAA    Aaa           250       274,695
------------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic
  Co. Project); Refunding
  RB
  7.25%, Series 1990,
    06/01/20                A+     -             800       865,376
------------------------------------------------------------------
  6.15%, 04/01/35(e)        A+     -             250       259,535
------------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11           AAA    Aaa         1,100     1,212,695
------------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06           -      A1            180       205,510
------------------------------------------------------------------
South Central Connecticut
  Regional Water
  Authority; Eighth Series
  1990 A Water System RB
  6.60%, 08/01/00(b)(c)     NRR    NRR           250       270,825
------------------------------------------------------------------
South Central Connecticut
  Regional Water
  Authority; Series 1988
  Water System RB
  6.80%, 08/01/98(b)(c)     NRR    NRR           535       558,513
------------------------------------------------------------------
                                                         3,647,149
------------------------------------------------------------------

MISCELLANEOUS-3.99%

Connecticut Development
  Authority (Economic
  Development Projects);
  1992 Series Refunding
  Bonds
  6.00%, 11/15/08           AA-    Aa            500       524,260
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE

MISCELLANEOUS-(CONTINUED)

Guam (Government of);
  Series 1995 A GO
  5.25%, 09/01/99           BBB    -       $    250   $   252,253
-----------------------------------------------------------------
  5.375%, 09/01/00          BBB    -            250       251,995
-----------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03           A      Baa1         500       518,275
-----------------------------------------------------------------
                                                        1,546,783
-----------------------------------------------------------------
TOTAL INVESTMENTS-98.39%                               38,136,083
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.61%                       622,510
-----------------------------------------------------------------
NET ASSETS-100.00%                                    $38,758,593
-----------------------------------------------------------------

ABBREVIATIONS:

GO   General Obligation Bonds
NRR  Not re-rated
PCR  Pollution Control Revenue Bonds
RB   Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") . NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.

(b) Secured by an escrow fund of U.S. Treasury obligations.

(c) Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.

(d) Secured by bond insurance.

(e) Security subject to alternative minimum tax.

(f)  Secured by a letter of credit.

(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 09/30/97.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997
(UNAUDITED)


ASSETS:

Investments, at market value (cost
  $35,744,728)                                $  38,136,083
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                 62,129
-----------------------------------------------------------
  Interest                                          681,507
-----------------------------------------------------------
Investment for deferred compensation plan            14,093
-----------------------------------------------------------
Other assets                                          8,019
-----------------------------------------------------------
    Total assets                                 38,901,831
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Dividends                                          61,438
-----------------------------------------------------------
  Deferred compensation                              14,093
-----------------------------------------------------------
Accrued advisory fees                                 8,378
-----------------------------------------------------------
Accrued administrative service fees                   4,229
-----------------------------------------------------------
Accrued distribution fees                            24,195
-----------------------------------------------------------
Accrued transfer agent fees                           2,015
-----------------------------------------------------------
Accrued operating expenses                           28,890
-----------------------------------------------------------
    Total liabilities                               143,238
===========================================================
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                                 $  38,758,593
-----------------------------------------------------------
Capital stock, $.001 par value per share:
  Authorized                                  1,000,000,000
-----------------------------------------------------------
  Outstanding                                     3,519,994
===========================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                       $       11.01
===========================================================
OFFERING PRICE PER SHARE:
(Net asset value of $11.01 divided by 95.25%) $       11.56
===========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
(UNAUDITED)

INVESTMENT INCOME:
Interest income                               $1,135,817
--------------------------------------------------------
EXPENSES:
Advisory fees                                     95,843
--------------------------------------------------------
Custodian fees                                     1,761
--------------------------------------------------------
Transfer agent fees                               14,027
--------------------------------------------------------
Directors' fees                                    4,166
--------------------------------------------------------
Distribution fees                                 47,921
--------------------------------------------------------
Administrative services fees                      25,185
--------------------------------------------------------
Other                                             21,678
--------------------------------------------------------
    Total expenses                               210,581
--------------------------------------------------------
Less fees waived by advisor                      (49,168)
--------------------------------------------------------
    Net expenses                                 161,413
--------------------------------------------------------
Net investment income                            974,404
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                      42,734
--------------------------------------------------------
Unrealized appreciation of investment
  securities                                     799,433
--------------------------------------------------------
    Net gain on investment securities            842,167
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,816,571
--------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 AND THE YEAR ENDED MARCH 31, 1997 (UNAUDITED)

                                                              SEPTEMBER 30,      MARCH 31,
                                                                  1997             1997
OPERATIONS:

  Net investment income                                         $   974,404     $ 2,015,395
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities         42,734        (111,639)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                      799,433         (75,618)
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          1,816,571       1,828,138
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income           (967,343)     (1,983,768)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions            (209,110)     (1,081,336)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                           640,118      (1,236,966)
-------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                            38,118,475      39,355,441
-------------------------------------------------------------------------------------------
  End of period                                                 $38,758,593     $38,118,475
===========================================================================================
NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                    $36,533,376     $36,742,486
-------------------------------------------------------------------------------------------
  Undistributed net investment income                                43,765          36,704
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                          (209,903)       (252,637)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                2,391,355       1,591,922
-------------------------------------------------------------------------------------------
                                                                $38,758,593     $38,118,475
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $229,538, which expires, if not previously utilized, through the year 2005. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the six months ended September 30, 1997, AIM voluntarily waived advisory fees of $49,168.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1997, the Fund reimbursed AIM $25,185 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1997, the Fund paid AFS $9,884 for such services.
   Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Fund's shares. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended September 30, 1997, the Fund paid AIM Distributors $47,921 as compensation under the Plan. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
   AIM Distributors received commissions of $13,183 from sales of shares of the Fund's capital stock during the six months ended September 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
   During the six months ended September 30, 1997, the Fund paid legal fees of $845 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limits set by its prospectus for borrowings. During the six months ended September 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1997 were $500,625 and $1,858,400, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1997 is as follows:

Aggregate unrealized appreciation of investment securities                   $2,391,355
---------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         --
---------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                         $2,391,355
=======================================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the six months ended September 30, 1997 and the year ended March 31, 1997 were as follows:

                                                                  SEPTEMBER 30,               MARCH 31,
                                                                       1997                      1997
                                                              ----------------------   ------------------------
                                                               SHARES      AMOUNT        SHARES       AMOUNT
                                                              --------   -----------   ----------   -----------
Sold                                                           194,991   $ 2,127,322      522,830   $ 5,656,859
------------------------------------------------------------------------------------   ------------------------
Issued as reinvestment of dividends                             55,933       611,003      115,643     1,250,693
------------------------------------------------------------------------------------   ------------------------
Reacquired                                                    (270,787)   (2,947,435)    (739,882)   (7,988,888)
------------------------------------------------------------------------------------   ------------------------
                                                               (19,863)  $  (209,110)    (101,409)  $(1,081,336)
====================================================================================   ========================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended September 30, 1997, each of the years in the three-year period ended March 31, 1997, the three months ended March 31, 1994, and each of the years in the two-year period ended December 31, 1993.

                                                                        MARCH 31,                               DECEMBER 31,
                                 SEPTEMBER 30,      -------------------------------------------------      ----------------------
                                     1997            1997          1996          1995          1994          1993        1992(a)
                                 -------------      -------      --------      --------      --------      --------      --------
Net asset value, beginning of
  period                            $ 10.77         $ 10.81      $  10.71      $  10.69      $  11.29      $  10.65      $  10.52
------------------------------      -------         -------      --------      --------      --------      --------      --------
Income from investment
  operations:
    Net investment income              0.28            0.56          0.56          0.56          0.15          0.60          0.66
------------------------------      -------         -------      --------      --------      --------      --------      --------
    Net gains (losses) on
      securities (both
      realized and unrealized)         0.24           (0.05)         0.10          0.04         (0.61)         0.65          0.17
==============================      =======         =======      ========      ========      ========      ========      ========
        Total from investment
          operations                   0.52            0.51          0.66          0.60         (0.46)         1.25          0.83
==============================      =======         =======      ========      ========      ========      ========      ========
Less distributions:
    Dividends from net
      investment income               (0.28)          (0.55)        (0.56)        (0.57)        (0.14)        (0.60)        (0.66)
------------------------------      -------         -------      --------      --------      --------      --------      --------
    Distributions from net
      realized capital gains             --              --            --            --            --         (0.01)        (0.04)
------------------------------      -------         -------      --------      --------      --------      --------      --------
    Returns of capital                   --              --            --         (0.01)           --            --            --
------------------------------      -------         -------      --------      --------      --------      --------      --------
        Total distributions           (0.28)          (0.55)        (0.56)        (0.58)        (0.14)        (0.61)        (0.70)
------------------------------      -------         -------      --------      --------      --------      --------      --------
Net asset value, end of period      $ 11.01         $ 10.77      $  10.81      $  10.71      $  10.69      $  11.29      $  10.65
==============================      =======         =======      ========      ========      ========      ========      ========
Total return(b)                        4.84%           4.84%         6.24%         5.78%        (4.06)%       11.99%         8.22%
==============================      =======         =======      ========      ========      ========      ========      ========
Ratio/supplemental data:
Net assets, end of period
(000s omitted)                      $38,759         $38,118      $ 39,355      $ 38,289      $ 42,361      $ 46,224      $ 33,110
==============================      =======         =======      ========      ========      ========      ========      ========
Ratio of expenses to average
  net assets(c)                        0.84%(d)        0.72%         0.66%         0.55%         0.50%(e)      0.34%         0.25%
==============================      =======         =======      ========      ========      ========      ========      ========
Ratio of net investment income
  to average net assets(c)             5.08%(d)        5.18%         5.16%         5.37%         5.32%(e)      5.42%         6.25%
==============================      =======         =======      ========      ========      ========      ========      ========
Portfolio turnover rate                   1%             17%           17%            7%            2%            5%           43%
==============================      =======         =======      ========      ========      ========      ========      ========


(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.10% (annualized), 1.09%, 1.16%, 1.13%, 1.23% (annualized), 1.30%, and
    1.12% for the period 1997-92, respectively. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.83% (annualized), 4.81%, 4.66%, 4.79%, 4.59% (annualized), 4.45%, and
    5.38%, for the period 1997-92, respectively.
(d) Ratios are annualized and based on average daily net assets of $38,232,250.
(e) Annualized.

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director, ACE Limited
Formerly Director, President, and             John J. Arthur                                  A I M Advisors, Inc.
Chief Executive Officer                       Senior Vice President and Treasurer             11 Greenway Plaza
COMSAT Corporation                                                                            Suite 100
                                              Gary T. Crum                                    Houston, TX 77046
Owen Daly II                                  Senior Vice President
Director                                                                                      TRANSFER AGENT
Cortland Trust Inc.                           Carol F. Relihan
                                              Senior Vice President                           A I M Fund Services, Inc.
Jack Fields                                   and Secretary                                   P.O. Box 4739
Formerly Member of the                                                                        Houston, TX 77210-4739
U.S. House of Representatives                 Dana R. Sutton
                                              Vice President and Assistant Treasurer          CUSTODIAN
Carl Frischling
Partner                                       Stuart W. Coco                                  The Bank of New York
Kramer, Levin, Naftalis & Frankel             Vice President                                  90 Washington Street, 11th Floor
                                                                                              New York, NY 10286
Robert H. Graham                              Melville B. Cox
President and Chief Executive Officer         Vice President                                  COUNSEL TO THE FUND
A I M Management Group Inc.
                                              Karen Dunn Kelly                                Ballard Spahr
John F. Kroeger                               Vice President                                  Andrews & Ingersoll
Formerly Consultant                                                                           1735 Market Street
Wendell & Stockel Associates, Inc.            P. Michelle Grace                               Philadelphia, PA 19103
                                              Assistant Secretary
Lewis F. Pennock                                                                              COUNSEL TO THE DIRECTORS
Attorney                                      Nancy L. Martin
                                              Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Ian W. Robinson                                                                               919 Third Avenue
Consultant; Formerly Executive                Ofelia M. Mayo                                  New York, NY 10022
Vice President and                            Assistant Secretary
Chief Financial Officer                                                                       DISTRIBUTOR
Bell Atlantic Management                      Kathleen J. Pflueger
Services, Inc.                                Assistant Secretary                             A I M Distributors, Inc.
                                                                                              11 Greenway Plaza
Louis S. Sklar                                Samuel D. Sirko                                 Suite 100
Executive Vice President                      Assistant Secretary                             Houston, TX 77046
Hines Interests
Limited Partnership                           Stephen I. Winer
                                              Assistant Secretary

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
                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------




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